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Exhibit 10.8

SEVENTH AMENDMENT
TO SECOND AMENDED AND RESTATED
MULTICURRENCY REVOLVING CREDIT AND
TERM LOAN AGREEMENT

        Seventh Amendment, dated as of January 31, 2002 (the "Effective Date"), to Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement (this "Amendment"), by and among (a) SAMSONITE CORPORATION, a Delaware corporation (the "Company"), (b) SAMSONITE EUROPE N.V., a corporation organized under the laws of Belgium ("Samsonite Europe") and (c) BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), FLEET NATIONAL BANK (formerly known as BankBoston, N.A.) and the other lending institutions referred to in the Credit Agreement (as defined below) as the "Lenders" thereunder (collectively, the "Lenders"), amending certain provisions of the Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement dated as of June 24, 1998, as amended by the First Amendment thereto dated as of October 1, 1998, the Second Amendment and Waiver thereto dated as of January 29, 1999, the Third Amendment thereto dated as of March 22, 1999, the Fourth Amendment thereto dated as of November 5, 1999, the Fifth Amendment thereto dated as of June 29, 2000, the Sixth Amendment thereto dated as of January 31, 2001, and as the same may be further amended, modified, supplemented, and in effect from time to time (the "Credit Agreement"), by and among the Company, Samsonite Europe, the Lenders, BANK OF AMERICA, N.A., as administrative agent for the Agents and the Lenders (the "Administrative Agent"), FLEET NATIONAL BANK, as syndication agent for the Agents and the Lenders (the "Syndication Agent"), FORTIS BANK (formerly known as Generale Bank), as foreign agent for the Agents and the Lenders (the "Foreign Agent"), and as fronting bank (the "Fronting Bank"), and the other parties thereto. Terms not otherwise defined herein that are defined in the Credit Agreement shall have the same respective meanings herein as therein.

        WHEREAS, the Borrowers have requested that the Lenders agree to amend, and to provide limited waivers with respect to, certain provisions of the Loan Documents: and

        WHEREAS, subject to the terms and conditions of this Amendment, the Majority Lenders have agreed to amend, and to provide limited waivers with respect to, certain terms and conditions of the Loan Documents as specifically set forth in this Amendment;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        §1. Limited Waivers.    Subject to the satisfaction of the applicable conditions precedent set forth in §3 hereof, effective as of the Effective Date the Lenders hereby waive, solely with respect to the determination of compliance therewith as of January 31, 2002, non-compliance by the Borrowers with §§11.1.2, 11.2.2, 11.3, 11.4, 11.5, and 11.6 of the Credit Agreement as in effect prior to giving effect to this Amendment; such limited waivers shall not apply to any other provisions of the Credit Agreement or any other fiscal period.

        §2. Certain Amendments to the Credit Agreement.    Subject to the satisfaction of the applicable conditions precedent set forth in §3 hereof and effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

        §2.1. Applicable Margin.    Effective as of the Effective Date, the table contained in the definition of Applicable Margin in §1.1 of the Credit Agreement is hereby amended by substituting the following replacement table for the existing table:

Pricing Tier	Leverage Ratio	Eurodollar Rate Loans (other than the Domestic Term Loan), Multicurrency Loans, and Multicurrency Swing Line Loans	Eurodollar Rate Loans that are the Domestic Term Loan	Documentary Letter of Credit Fee Rate and Foreign Documentary Letter of Credit Fee Rate	Base Rate Loans (other than Domestic Term Loan)	Base Rate Loans that are the Domestic Term Loan	Commitment Fee Rate
Tier 5	Greater than or equal to 6.50:l.00	3.75%	4.25%	2.25%	2.75%	3.25%	0.625%
Tier 4	Less than 6.50:1.00, but greater than or equal to 5.50:l.00	3.50%	4.00%	2.00%	2.50%	3.00%	0.625%
Tier 3	Less than 5.50:1.00, but greater than or equal to 4.50:l.00	3.00%	3.50%	1.80%	2.00%	2.50%	0.500%
Tier 2	Less than 4.50:1.00, but greater than or equal to 3.50:l.00	2.50%	3.00%	1.50%	1.50%	2.00%	0.500%
Tier I	Less than 3.50:l.00	2.00%	2.50%	1.00%	1.00%	1.50%	0.500%

        §2.2. Interest Expense.    The definition of Consolidated Total Interest Expense contained in §1.1 of the Credit Agreement is hereby amended by inserting, immediately after the final sentence thereof, the following sentence:

  "The calculation of Consolidated Total Interest Expense shall exclude the "Amendment Fees" provided for in §3 of the Seventh Amendment to this Agreement, the fees to the Administrative Agent provided for in the Amendment Fee Letter referred to in such Seventh Amendment, and the fees provided for in §9.30 hereof."

        §2.3. EBITDA.    The definition of EBITDA contained in §1.1 of the Credit Agreement is hereby amended as follows:

        (a)  The paragraph in such definition regarding the "U.S. Restructuring" is hereby amended by deleting the phrase "January 31, 2003 and January 31, 2004".

        (b)  The following new paragraph is hereby added to such definition of EBITDA at the end thereof:

          "Solely for the purpose of calculation of EBITDA as utilized in the determination of the Senior Leverage Ratio and the Interest Coverage Ratio, and also as utilized in the determination of compliance with §11.5 and §11.6 hereof and in the computation of EBITDA for purposes of §§9.4(m) and 11.3 hereof, the determination of EBITDA for any relevant fiscal period shall, without duplication, be made without regard to applicable restructuring charges (and related one-time charges or costs associated with the relevant restructuring giving rise to the restructuring charges), of not more than $18,200,000 in the aggregate, relating to the restructuring of global operations pursuant to the global restructuring plan approved by the Company's management and delivered by the Company to the Administrative Agent and the Lenders in January 2002 prior to the execution and delivery of the Seventh Amendment to this Agreement (the "Global Restructuring"), that may be incurred during the period consisting of the fiscal years ending January 31, 2002, January 31, 2003, January 31, 2004, and January 3 1, 2005, provided that any amounts of such applicable restructuring charges to be so excluded under this clause that consist of cash charges shall not exceed $13,800,000 in the aggregate."

        §2.4. Obligations.    The definition of Obligations contained in §1.1 of the Credit Agreement is hereby amended as follows:

        (a)  The following new phrase "Specified Cash Management Arrangements entered into with any of the Lenders," is hereby inserted into the definition of Obligations immediately after the phrase "currency risk protection arrangements entered into with any of the Lenders," in such definition.

        (b)  The following new text is hereby added to the definition of Obligations at the end thereof:

  "The term "Specified Cash Management Arrangements" means the arrangements and obligations between an Obligor and a Lender (including those providing for fees, costs, reimbursements, liabilities, and other amounts owing to such Lender in connection therewith) relating to the establishment, operation, maintenance, administration, processing, and handling of deposit accounts, lock box accounts, concentration accounts, collection accounts, automated clearing house transactions, cash management, funds transfer, or similar banking service arrangements between an Obligor and a Lender, including (for the avoidance of doubt) such arrangements relating to the processing or effecting of automated clearing house transactions, returned checks or other returned items, debits, overdrafts, or the reversal or withdrawal (in whole or in part) of any provisional or other credits granted by such Lender in respect of the foregoing (including actual amounts returned by such Lender as the result of any such return, reversal, or withdrawal); provided that (i) the relevant Lender and Obligor who are parties to such applicable arrangement shall have executed and delivered in favor of the Collateral Agent confirmatory deposit account control agreements among such Lender, such Obligor, and the Collateral Agent with respect to any such applicable deposit accounts or other applicable bank accounts for which such arrangements are maintained at such Lender, in each case reasonably satisfactory in form and substance to the Collateral Agent and the relevant Lender and Obligor, as supplementary Security Documents, (ii) such applicable arrangements are effected by such Obligor with such Lender in the ordinary course of the relevant Obligor's business and not for speculative purposes, and (iii) any such obligations, liabilities, or indebtedness of such Obligor to such Lender arising out of or in connection with Specified Cash Management Arrangements shall, in any event, be excluded from the definition of Obligations to the extent directly caused by the gross negligence or willful misconduct of the applicable Lender who is party to such arrangements with such Obligor."

        §2.5. Regarding Excess Cash Flow Subordinated Note Purchases.

        (a)  The definition of Excess Cash Flow Subordinated Note Purchases contained in §1.1 of the Credit Agreement is hereby amended by replacing the text of clause (b) of such definition with the following text:

  "at the time of each such purchase and after giving effect thereto, the Senior Leverage Ratio shall not exceed 2.00 to 1.00, and in each case the Company shall have delivered to the Administrative Agent an officer's certificate (signed by the principal financial or accounting officer of the Company) setting forth in reasonable detail computations evidencing the Company's compliance with such requirement on a m forma basis after giving effect to each such purchase,"

        (b)  The definition of Preferred Stock Purchases contained in §l.1 of the Credit Agreement is hereby amended by inserting, immediately before the phrase ", taken together," the new parenthetical phrase "(other than any such purchases permitted by the definition of Excess Cash Flow Subordinated Note Purchases)".

        §2.6. Certain New Definitions.    The following new definitions are hereby inserted in §l. 1 of the Credit Agreement in the appropriate location in the alphabetical sequence:

          "Denver Manufacturing Facility Building. The Company's manufacturing facility building and the Real Estate on which such building is located, consisting of approximately 37 acres currently part of the Company's total Denver "campus" complex, at 11200 East 45th Avenue, Denver, Colorado, proposed to be converted to a centralized warehouse for the Company's U.S. wholesale operations pursuant to the U.S. Logistics Project."

          "Global Restructuring. See the definition of EBITDA herein."

          "Purchase Money Indebtedness. See §10.1(g) hereof."

          "Specified Cash Management Arrangements. See the definition of Obligations herein."

          "U.S. Logistics Project. The proposed conversion of the Denver Manufacturing Facility Building to a centralized warehouse for the Company's US. wholesale operations subsequent to January 31, 2002."

        §2.7. Change in Certain Representations.    Section 8.5 of the Credit Agreement is hereby amended by adding the following new text immediately prior to the period at the end of the first sentence of §8.5: ", and except for such matters as have in each case been disclosed in writing by the Company to the Lenders and the Agents during January and February 2002 prior to the execution and delivery of the Seventh Amendment to this Credit Agreement".

        §2.8. Regarding Certain Collateral Matters.    Section 9.24 of the Credit Agreement is hereby amended by adding the following new text at the end of §9.24:

          "This §9.24 shall not apply to the Denver Manufacturing Facility Building if, and only for so long as, such Real Estate constitutes actual required collateral securing outstanding permitted Indebtedness referred to in §10.1(g), pursuant to permitted security interests and liens thereon referred to in §10.2(g) granted subsequent to or simultaneously with the actual release of the Collateral Agent's security interests and liens thereon pursuant to the following provisions of this §9.24, relating to financing of the U.S. Logistics Project; and, provided that no Default or Event of Default is then continuing and none would exist after giving effect thereto or result therefrom, the Collateral Agent shall on a single occasion only release its security interests and mortgage liens with respect only to the Denver Manufacturing Facility Building, at such time as the Denver Manufacturing Facility Building first becomes and constitutes required collateral securing such permitted Indebtedness, pursuant to such permitted security interests and liens, as more specifically described above in this §9.24, with such releases all to be done at the expense of the Company; further provided, however, if, at any time subsequent to the time of such initial release of the Denver Manufacturing Facility Building from the Security Documents as provided above in this §9.24, the Denver Manufacturing Facility Building no longer constitutes required collateral securing any permitted Indebtedness relating thereto as provided by §10.1(g) hereof pursuant to the permitted security interests and liens with respect thereto as more specifically described above or as otherwise provided by §10.2(g) hereof, the requirements of this §9.24 shall once again and thereafter apply to the Denver Manufacturing Facility Building, and the Company shall in connection therewith immediately comply with all such requirements with respect to the Denver Manufacturing Facility Building as are set forth above in the second paragraph of this §9.24.

          The Company and the Guarantors that are Domestic Subsidiaries shall promptly enter into such confirmatory deposit account control agreements (as contemplated by the provisions of the definition of the "Obligations" referring to the "Specified Cash Management Arrangements") as the Collateral Agent or any applicable Lender (as further described in such definition) may reasonably request, all as provided in the "further assurances" provisions of §9.21 of this Credit Agreement and the applicable "further assurances" provisions of the Security Documents."

        §2.9. Indebtedness.

        (a)  Section 10.1(g) of the Credit Agreement is hereby amended to read as follows:

          "(g) obligations incurred after the Closing Date under Capitalized Leases not listed on Schedule 10.1 and Indebtedness incurred after the Closing Date to finance the cost (including the cost of construction) of an item of real or personal property (or the improvement of such property) by the Borrowers or such Non-Excluded Subsidiary not exceeding 100% of such cost and the reasonable fees and expenses of such Persons incurred in connection therewith, provided that such Indebtedness to finance such costs, fees, and expenses is incurred within 90 days of the acquisition of, or the applicable improvement to, such property ("Purchase Money Indebtedness"), and Indebtedness permitted by the Subordinated Debt Documents then in effect extending the maturity of, or refunding or refinancing, in whole or in part, any such Indebtedness permitted by the foregoing provisions of this §10.1(g), provided that the terms of any such extending, refunding, or refinancing Indebtedness, and of any agreement or instrument relating thereto, are otherwise permitted by the Loan Documents and further provided that the principal amount of such extending, refunding, or refinancing Indebtedness shall not be increased above the amount of such Indebtedness outstanding on the date of such extension, refunding, or refinancing and the direct (and any contingent) obligors therefor and any collateral security in respect thereof shall not be changed (or increased) as a result of or in connection with such extension, refunding, or refinancing, and further provided that the aggregate principal amount outstanding of all such Capitalized Lease obligations and other Indebtedness of the Borrowers and their Non-Excluded Subsidiaries permitted under this §10.1(g) shall not exceed the aggregate amount of $30,000,000 at any time, and in any event the foregoing must constitute "Purchase Money Indebtedness" or "Capitalized Lease Obligations" under (and as defined in) the Subordinated Indenture;"

        (b)  Section 10.1(k) of the Credit Agreement is hereby amended to read as follows:

          "(k) Indebtedness of the Borrowers or any Domestic Non-Excluded Subsidiaries (other than McGregor or any of its respective Subsidiaries) in an aggregate principal amount outstanding which does not exceed at any time the amount equal to (i) $15,000,000 minus (ii) the amount by which the aggregate principal amount of Capitalized Lease obligations and other Indebtedness outstanding at the time of determination under §10.1(g) exceeds $15,000,000;"

        §2.10. Liens.    Section 10.2(g) of the Credit Agreement is hereby amended to read as follows:

          "(g) security interests in or mortgages on real or personal property to secure Purchase Money Indebtedness with respect to such property of the type and amount permitted by §10.1(g), incurred in connection with the acquisition or improvement of such property, which security interests or mortgages cover only the real or personal property so acquired or improved, and liens in favor of lessors under Capitalized Leases on assets subject to Capitalized Leases permitted by §10.1(g) hereof; and liens existing in accordance with the provisions of §10.1(g) securing extensions, refundings, and refinancings of the Indebtedness provided for therein;"

        §2.11. Senior Leverage Ratio.    The text of §11.1.2 of the Credit Agreement is hereby amended to read as follows:

  "As of each fiscal quarter end date set forth in the table below, the Senior Leverage Ratio as determined for the Reference Period ending on such date shall not exceed the ratio set forth in the table below opposite such fiscal quarter end date:

Fiscal Quarter End Date	Maximum Ratio Permitted
April 30, 2002	2.80 to 1.00
July 31, 2002	3.30 to 1.00
October 31, 2002	3.10 to 1.00
January 31, 2003	2.25 to 1.00
April 30, 2003 and each fiscal quarter end date thereafter	2.00 to 1.00	"

        §2.12. Interest Coverage Ratio.    The text of §11.2.2 of the Credit Agreement is hereby amended to read as follows:

  "As of each fiscal quarter end date set forth in the table below, the Interest Coverage Ratio as determined for the Reference Period ending on such date shall not be less than the ratio set forth in the table below opposite such fiscal quarter end date:

Fiscal Quarter End Date	Minimum Ratio
April 30, 2003	1.50 to 1.00
July 31, 2003	1.75 to 1.00
October 31, 2003 and each fiscal quarter end date thereafter	2.00 to 1.00	"

        §2.13. Capital Expenditures Covenant.    The text of §11.3 of the Credit Agreement is hereby amended to read as follows:

  "The Borrowers will not make, or permit any Non-Excluded Subsidiary of a Borrower to make, Capital Expenditures in any fiscal quarter of the Company ending on any fiscal quarter end date listed in the table set forth below to exceed the maximum amount set forth opposite such fiscal quarter end date in such table (for each such fiscal quarter, the "Basic Quarterly Amount"):

Fiscal Quarter Ending	Maximum Amount
April 30, 2002	$6,000,000
July 31, 2002	$3,500,000
October 31, 2002	$3,000,000
January 31, 2003	$2,000,000

  ; provided, however, that Capital Expenditures in respect of the U.S. Logistics Project made during the fiscal year ending January 31, 2003 shall be excluded from the determination of compliance with the foregoing limitation on Capital Expenditures to the extent actually financed by permitted Indebtedness incurred pursuant to §10.1(g) hereof; and further provided, if during any such fiscal quarter the permitted Basic Quarterly Amount of Capital Expenditures is not so utilized, such unutilized amount (each being referred to as an "Unspent Quarterly Amount") may be utilized in (but only in) the period of the immediately subsequent two fiscal quarters and not thereafter (and in any event not beyond the fiscal quarter ending January 31, 2003); in any such applicable subsequent fiscal quarter into which such Unspent Quarterly Amount is so carried, actual Capital Expenditures made in such fiscal quarter shall be deemed to have been made first from (and to utilize) the applicable Unspent Quarterly Amounts carried over into such fiscal quarter from the applicable prior fiscal quarter(s), and then to have been made from (and to utilize) the applicable Basic Quarterly Amount for such fiscal quarter permitted by the foregoing table; and in any event the applicable Unspent Quarterly Amount to be carried over from any fiscal quarter listed in the table above shall not exceed the Basic Quarterly Amount for the applicable fiscal quarter in which such Unspent Quarterly Amount arises.

          The Borrowers will not make, or permit any Non-Excluded Subsidiary of a Borrower to make, Capital Expenditures in any fiscal year of the Company ending on or after January 31, 2004 that exceed, in the aggregate (for the Borrowers and all Non-Excluded Subsidiaries), the amount (for each fiscal year, the "Basic Amount") equal to $25,000,000; provided, however, that (i) the foregoing limitation on Capital Expenditures in any such fiscal year in any event shall apply only with respect to any such fiscal year in which the Leverage Ratio, as determined for any Reference Period ending as of the end of any fiscal quarter in such fiscal year, exceeds 3.50:1.00, and (ii) Capital Expenditures in respect of the U.S. Logistics Project made during any fiscal year ending on or after January 31, 2004 shall be excluded from the determination of compliance with the foregoing limitation on Capital Expenditures to the extent actually financed by permitted Indebtedness incurred pursuant to §10.1(g) hereof; and further provided, if during any such fiscal year the permitted Basic Amount of Capital Expenditures is not so utilized, such unutilized amount (each being referred to as an "Unspent Amount") may be utilized in (but only in) the immediately subsequent fiscal year, and not thereafter; in any such subsequent fiscal year, actual Capital Expenditures made in such fiscal year shall be deemed to have been made first from (and to utilize) the applicable Unspent Amount carried over into such fiscal year from the immediately prior fiscal year, and then to have been made from (and to utilize) the applicable Basic Amount for such fiscal year permitted by this §11.3; and in any event the applicable Unspent Amount to be carried over into any fiscal year shall not exceed the Basic Amount for the applicable fiscal year in which such applicable Unspent Amount arises."

        §2.14. Deletion of Section 11.4.    Section 11.4 of the Credit Agreement is hereby amended by deleting the caption heading and the text thereof in their entirety, and replacing such deleted caption heading and text with the following:

    "11.4. [Intentionally Deleted.]"

        §2.15. Minimum EBITDA.    The text of §11.5 of the Credit Agreement is hereby amended to read as follows:

  "As of the end of each fiscal period set forth in the table below, EBITDA determined on a consolidated, cumulative basis for such applicable fiscal period, treated as a single accounting period, shall not be less than the figure set forth in the table below opposite such fiscal period:

Fiscal Period	Minimum Amount
February 1, 2002 through April 30, 2002	$5,000,000
February 1, 2002 through July 31, 2002	$21,800,000
February 1, 2002 through October 31, 2002	$40,000,000
February 1, 2002 through January 31, 2003	$62,000,000
May 1, 2002 through April 30, 2003	$70,000,000	"

        §2.16. Fixed Charge Coverage Ratio.    The text of §11.6 of the Credit Agreement is hereby amended to read as follows:

  "As of each fiscal quarter end date set forth in the table below, the Fixed Charge Coverage Ratio as determined for the Reference Period ending on such date shall not be less than the ratio set forth in the table below opposite such fiscal quarter end date:

Fiscal Quarter End Date	Minimum Ratio
April 30, 2002	0.41 to 1.00
July 31, 2002	0.37 to 1.00
October 31, 2002	0.45 to 1.00
January 31, 2003	0.90 to 1.00
April 30, 2003 and each fiscal quarter end date thereafter	1.00 to 1.00

        For any fiscal period, the "Fixed Charge Coverage Ratio" for such fiscal period shall mean, as determined with respect to the Company and its Non-Excluded Subsidiaries for such fiscal period, the ratio of (a) the amount equal to the result (without duplication) of (i) EBITDA for such fiscal period, minus (ii) cash payments for all taxes paid during such period, to the extent otherwise excluded from such calculation of EBITDA for such period, minus (iii) Capital Expenditures made during such period, to the extent otherwise excluded from such calculation of EBITDA for such period, other than (x) Capital Expenditures made in such applicable period with the proceeds of Indebtedness incurred pursuant to and in accordance with §10.1(g) hereof, (y) Capital Expenditures made during the fiscal years ending January 31, 2002, January 31, 2003, and January 31, 2004, relating to the Global Restructuring (as defined in the definition of EBITDA in §1.1 hereof), not exceeding $2,000,000 (as determined on an aggregate, cumulative basis) of Capital Expenditures so excluded under this clause (y) from the calculation of the Fixed Charge Coverage Ratio, and (z) Capital Expenditures made during the fiscal year ending January 31, 2002, relating to the U.S. Restructuring (as defined in the definition of EBITDA in §1.1 hereof), to (b) the amount equal to the result (without duplication) of (i) Consolidated Total Interest Expense (other than interest charges not required to be paid in cash) for such fiscal period, plus (ii) scheduled (or otherwise required) payments of principal in respect of Indebtedness of the Company and its Non-Excluded Subsidiaries (other than any amounts owed to the Company or its Non-Excluded Subsidiaries) that are (or become) due and payable during such fiscal period pursuant to any agreement, instrument, or contract relating to such Indebtedness (with demand obligations to be deemed to be due and payable during any applicable fiscal period during which such obligations are outstanding), except (x) any such principal amount the due date or maturity of which is validly extended to a date subsequent to such fiscal period, and (y) any such principal amount to the extent refinanced or refunded with other Indebtedness (and not with proceeds of Loans made under this Agreement) not due and payable during such fiscal period. For purposes of this §11.6, Consolidated Total Interest Expense shall be determined as provided in the definition of such term and the provisions relating thereto in the definition of Interest Coverage Ratio."

        §2.17. Cash Holding Limitation.

        (a)  Section 11 of the Credit Agreement is hereby amended by adding the following new §11.7 to the Credit Agreement, immediately after §11.6 thereof:

          "11.7. Cash Holding Limitation. The aggregate amount of unrestricted, freely available cash and cash equivalents of the Company and its Non-Excluded Subsidiaries on a consolidated basis shall not exceed $15,000,000 for more than three (3) consecutive Business Days. Notwithstanding the foregoing, however, no violation of the foregoing provisions of this §11.7 otherwise arising (but for this sentence) shall be treated as existing at any time the sum of the outstanding Revolving Credit Loans and the outstanding Revolving Multicurrency Loans is equal to zero. Upon the effectiveness of the Seventh Amendment to this Credit Agreement, the respective Borrowers shall make such repayments of the Revolving Credit Loans or the Revolving Multicurrency Loans, as the case may be, as shall be necessary to comply with the restriction set forth above in this §11.7."

        (b)  Section 13 of the Credit Agreement is hereby amended by adding the following new §13.5 to the Credit Agreement, immediately after §13.4 thereof

          "13.5. Cash Holding Limitation. No violation of §11.7 shall exist, and none would result from, or exist after giving effect to, the making of such Loan. The Administrative Agent shall have received a certificate signed by an authorized officer of the Company to such effect (which certificate may give effect to the payment by the Company or its Non-Excluded Subsidiaries, as applicable, of any outstanding checks previously issued and dispatched to their payees by the Company or its Non-Excluded Subsidiaries, as applicable, and the intended use of the proceeds of such Loan)."

        §2.18. Certain Default Provisions.

        (a)  Section 14.1(c) of the Credit Agreement is hereby amended by deleting the phrase "9.9-9.29," and inserting in place thereof the new phrase "9.9-9.30,".

        (b)  Section 14.1(t) of the Credit Agreement (as previously added by the Sixth Amendment to the Credit Agreement) is hereby amended to read as follows:

          "(t) there shall be disclosed or reported financial results or information with respect to the Company and its Non-Excluded Subsidiaries for the fiscal year ending January 31, 2002 (whether in the form of the Company or its Non-Excluded Subsidiaries making or issuing a press release, by their reports filed with the Securities and Exchange Commission, in other public announcements by the Company or its Non-Excluded Subsidiaries, or in written or oral statements or reports by such Persons to the Administrative Agent or any Lender) at any time at or prior to the time of delivery to the Administrative Agent and the Lenders pursuant to §9.4(a) of the audited financial statements for the fiscal year ending January 31, 2002, indicating financial performance for such fiscal year materially less favorable than was described in the financial projections for such fiscal year delivered by the Company to the Administrative Agent and the Lenders prior to the execution and delivery of the Seventh Amendment to this Agreement (except to the extent such adverse financial results or information for such fiscal year had in any event been disclosed in writing to the Administrative Agent and the Lenders prior to the execution and delivery of such Seventh Amendment to this Agreement);"

        §2.19. Regarding; Proposed Recapitalization.    Section 9 of the Credit Agreement is hereby amended by adding the following new §9.30, immediately after §9.29 of the Credit Agreement:

          "9.30. Regarding: Proposed Recapitalization.

          (a)  The Company has advised the Agents and the Lenders that the Company intends to engage an investment banking firm of reputable standing (such an investment banking firm being referred to herein as the "IBF"), to be retained by the Company to structure and implement a proposed recapitalization plan for the Company's consolidated capital structure which contemplates, among other things, the elimination, by exchange for common equity or otherwise, of at least 85% of the otherwise applicable liquidation value of the 1998 Preferred Stock (representing a permanent decrease of at least $243,197,793 from the amount thereof as in effect on January 31, 2002) and the permanent decrease in any one or more major components of the Company's Total Funded Indebtedness (and the related credit commitments) by an aggregate amount of at least $40,000,000 from the applicable amount thereof as in effect on January 31, 2002 (referred to herein as a "Proposed Recapitalization Plan"). The parties understand and agree that neither this Credit Agreement nor the Seventh Amendment hereto constitutes a consent or approval (or a commitment to grant any consent or approval) by the Agents or the Lenders with respect to any particular Proposed Recapitalization Plan.

          (b)  The Company shall be obligated to pay a fee, to the Administrative Agent for the respective accounts of each of the Lenders, fully earned, non-refundable, and due and payable (and in an amount determined) upon the occurrence of the "Amendment Closing Date" under (and as defined in) the Seventh Amendment to this Credit Agreement, equal to 0.25% (one-quarter of one percent) of the sum of (i) such Lender's Domestic Term Loan Commitment Percentage as of such Amendment Closing Date of the then outstanding principal amount of the Domestic Term Loan and such Lender's Foreign Term Loan Commitment Percentage as of such date of the then outstanding principal amount (expressed as a Dollar Equivalent Amount) of the Foreign Term Loan, in each case if applicable, and (ii) the aggregate amount as of such Amendment Closing Date of such Lender's Commitments, if applicable (the sum of (i) and (ii) being referred to as the applicable Lender's "Amendment Closing Date Exposure Amount"); provided, however, that the due date of such fee shall be deferred to (and such fee shall be due and payable in full on) March 31, 2002; further provided, however, that such fee shall be deemed forgiven in the event that, on or prior to March 31, 2002, the Company shall have delivered to the Administrative Agent for further delivery to the Lenders a copy of an engagement letter executed by the Company and the IBF, regarding the engagement of the IBF by the Company for purposes of the structuring and implementation of a Proposed Recapitalization Plan, with such engagement letter to be in customary form and to include a scope of services necessary to implement the Proposed Recapitalization Plan (a "Qualified Engagement Letter"). If the Company fails to deliver such a Qualified Engagement Letter to the Administrative Agent for further delivery to the Lenders on or before March 31, 2002, then for the period commencing on March 31, 2002, and ending on such later date as the Company actually delivers a Qualified Engagement Letter to the Administrative Agent for further delivery to the Lenders, the Company shall be obligated to pay to the Administrative Agent, for the respective accounts of each of the Lenders, an additional daily ticking fee calculated at the rate of 1.00% per annum on each Lender's Amendment Closing Date Exposure Amount, accruing and earned daily during each calendar quarter or applicable portion thereof, payable quarterly in arrears on the last day of each calendar quarter for the calendar quarter or applicable portion thereof then ending. The parties understand and agree that neither this Credit Agreement nor the Seventh Amendment hereto constitutes a consent or approval (or a commitment to grant any consent or approval) by the Agents or the Lenders with respect to the matters described in any particular Qualified Engagement Letter, and that neither the delivery by the Company of a Qualified Engagement Letter nor the review thereof by the Administrative Agent or the Lenders constitutes a consent or approval (or a commitment to grant any consent or approval) by the Agents or the Lenders with respect to any particular Proposed Recapitalization Plan.

          (c)  The Company shall be obligated to pay an additional fee, to the Administrative Agent for the respective accounts of each of the Lenders, fully earned, non-refundable, and due and payable (and in an amount determined) upon the occurrence of the Amendment Closing Date, equal to 0.25% (one-quarter of one percent) of such Lender's Amendment Closing Date Exposure Amount; provided, however, that the due date of such fee shall be deferred to (and such fee shall be due and payable in full on) the Proposed Recapitalization Date, as defined herein; for purposes hereof, the "Proposed Recapitalization Date" shall be November 30, 2002, except that, if on November 30, 2002 the Company is diligently and in good faith pursuing the declaration by the Securities and Exchange Commission (the "SEC") of the effectiveness of an applicable, legally necessary registration statement with respect to the Proposed Recapitalization Plan previously filed by the Company with the SEC under the federal Securities Act of 1933 and taking the other actions needed for the prompt consummation of the Proposed Recapitalization Plan upon obtaining such effectiveness, or is diligently and in good faith pursuing the applicable, legally necessary stockholder, governmental or regulatory agency approvals or compliance with the applicable requirements of law with respect to the Proposed Recapitalization Plan (in each case to be evidenced by delivery to the Administrative Agent, for further delivery to the Lenders, of reasonably satisfactory related documentation demonstrating the same) and taking the other actions needed for the prompt consummation of the Proposed Recapitalization Plan upon obtaining such approvals or achieving such compliance, as the case may be, then the Proposed Recapitalization Date shall be extended to the date which is the earliest to occur of (A) the date the Proposed Recapitalization Plan is actually consummated, (B) the date 5 days after the Company has actual notice of the final, non-applicable denial of (or the failure to obtain or achieve) the applicable, necessary approval, compliance, or declaration being pursued, (C) the date 5 days after the Company fails to continue to be diligently and in good faith pursuing such applicable, necessary approval, compliance, or declaration sought to be obtained or achieved and taking such other actions needed as described above, or (D) the date 5 days after the Company ceases to diligently and in good faith be pursuing the prompt closing and consummation of the Proposed Recapitalization Plan, after having obtained or achieved such applicable, necessary approval, compliance, or declaration being pursued (the Company agreeing, in each such case, in the event of any occurrence described in (A), (B), (C), or (D) above, to provide immediate notice thereof in reasonable detail to the Administrative Agent for further delivery to the Lenders); further provided, however, that such fee shall be deemed forgiven in the event that, on or prior to the Proposed Recapitalization Date, the Company shall have either (i) caused to be fully consummated a Proposed Recapitalization Plan, all on terms and conditions and pursuant to documentation that shall have been disclosed to, and expressly approved in form and substance in writing at such time by, such Lenders as (and to the extent) required with respect to the approval of such Proposed Recapitalization Plan under §27 of this Credit Agreement (such event being referred to herein as a "Qualified Recapitalization Event"), or (ii) caused all the Obligations to have been paid in full in cash and all commitments of the Lenders under this Credit Agreement to have been reduced to zero, in the manner and to the extent provided in further detail in the first sentence of §29 of this Credit Agreement (such event being referred to herein as a "Qualified Refinancing Event") (each such event, in the case of either a Qualified Recapitalization Event under sub-clause (i) of this paragraph or a Qualified Refinancing Event under sub-clause (ii) of this paragraph, being referred to herein as a "Qualified Event"). The parties understand and agree that neither the Administrative Agent nor any Lender shall be obligated to give any consent or approval (and neither the Administrative Agent nor any Lender shall be deemed to be or to have become committed to grant any consent or approval) with respect to any particular Proposed Recapitalization Plan or any other matters referred to in this paragraph. If the Company fails to cause a Qualified Event to occur on or before the Proposed Recapitalization Date, then for the period commencing on the Proposed Recapitalization Date and ending on such later date as the Company actually causes a Qualified Event to occur, the Company shall be obligated to pay to the Administrative Agent, for the respective accounts of each of the Lenders, an additional daily ticking fee calculated at the rate of 1.00% per annum on each Lender's Amendment Closing Date Exposure Amount, accruing and earned daily during each calendar quarter or applicable portion thereof, payable quarterly in arrears on the last day of each calendar quarter for the calendar quarter or applicable portion thereof then ending. However, if in connection with the attempted consummation of the Proposed Recapitalization Plan which the Company is then pursuing diligently and in good faith, the Company shall in good faith, prior to the Proposed Recapitalization Date, request in writing (with the Lenders receiving from the Company such written request and all relevant information and documentation that is reasonably necessary in order to evaluate such request, all at least 20 Business Days prior to the date (which must be a date (on or prior to the Proposed Recapitalization Date) specified in good faith by the Company in such request (the "Requested Target Date")) on which the Proposed Recapitalization Plan is then scheduled to be consummated), that the Lenders enter into a proposed amendment or waiver to this Credit Agreement intended and necessary to facilitate or otherwise permit the consummation of the Proposed Recapitalization Plan specified in such request, which amendment or waiver request may include (among other things) a request to amend, eliminate or waive the requirements of §3.3.3(e), (f), and (g) hereof as such requirements would otherwise be applied with respect to the Required Prepayment Amount of Net Equity Issuance Proceeds from an applicable Specified Equity Issuance then constituting part of the Proposed Recapitalization Plan so being pursued by the Company (in any event, such requested amendment or waiver so proposed by the Company being referred to herein as the "Requested Amendment"), and such Requested Amendment is not executed and delivered by such applicable Lenders as are required with respect to approval thereof under §27 hereof on or prior to the Requested Target Date, the foregoing fees provided for above in this paragraph as being otherwise due, or commencing to accrue, on the Proposed Recapitalization Date, shall be deemed forgiven (it being understood that, for the avoidance of doubt, any such Requested Amendment (or other amendment or waiver, to the extent applicable, relating to a Proposed Recapitalization Plan) actually entered into by such required Lenders and the Borrowers may, but need not, specify that it constitutes the requisite "Requested Amendment" referred to herein so that such fees are not so forgiven as a result of such a request by the Company).

          (d)  If the Company makes a timely and proper request for such a Requested Amendment as described above and such a Requested Amendment is executed and delivered by such applicable Lenders as are required with respect to approval thereof under §27 hereof on or prior to the Requested Target Date, the Company shall be obligated to pay an additional fee, to the Administrative Agent for the respective accounts of each of the Lenders, fully earned, non-refundable, and due and payable upon such execution and delivery of such Requested Amendment, equal to 0.25% (one-quarter of one percent) of such Lender's Amendment Closing Date Exposure Amount; provided, however, that the due date of such fee shall be deferred to (and such fee shall be due and payable in full on) February 28, 2003 (such fee being referred to herein as the "Special 2003 Fee"); further provided, however, that such fee shall be deemed forgiven in the event that, on or prior to February 28, 2003, the Company shall cause a Qualified Refinancing Event to occur. If the Special 2003 Fee is applicable hereunder pursuant to the foregoing and the Company fails to cause a Qualified Refinancing Event to occur on or before February 28, 2003, then for the period commencing on February 28, 2003 and ending on such later date as the Company actually causes a Qualified Refinancing Event to occur, the Company shall be obligated to pay to the Administrative Agent, for the respective accounts of each of the Lenders, an additional daily ticking fee calculated at the rate of 1.00% per annum on each Lender's Amendment Closing Date Exposure Amount, accruing and earned daily during each calendar quarter or applicable portion thereof, payable quarterly in arrears on the last day of each calendar quarter for the calendar quarter or applicable portion thereof then ending. The parties understand and agree that neither this Credit Agreement nor the Seventh Amendment hereto constitutes a consent or approval (or a commitment to grant any consent or approval) by the Agents or the Lenders with respect to any particular Requested Amendment.

          (e)  Any applicable IBF contemplated by this §9.30 that is engaged by the Company from time to time will be retained by, and work directly with, the Company in connection with an applicable Proposed Recapitalization Plan, and the Company shall in any event be responsible for all of the fees, costs and expenses relating to the IBF and the other matters referred to in this §9.30. The Company shall cause such applicable IBF, upon request by the Agents from time to time, to be available to the Agents for periodic status reports upon reasonable prior notice (including, but not limited to, monthly conference telephone calls), so as to keep the Agents (as representatives of the Lenders) generally informed, with reasonable promptness, with respect to the status of the foregoing matters referred to in this 39.30. Without limitation of the confidentiality requirements otherwise applicable to the Agents and the Lenders under this Agreement, the Agents and the Lenders severally confirm and agree that they shall hold all such information so provided to them in confidence, and shall not disclose such information to other Persons (except to the extent, in each case, such information otherwise becomes public knowledge), other than disclosures on a confidential basis to their respective attorneys, consultants, and other advisors in connection herewith, and other than such disclosures as may be required (i) in connection with the enforcement of the Obligations or the Loan Documents, (ii) upon the order of any court or upon the order, demand, or request of any governmental, administrative, or regulatory agency or authority, or (iii) by law or legal process."

        §3. Conditions to Effectiveness.    All provisions of this Amendment shall be deemed to be, and shall become, effective as of the Effective Date referred to above, but only upon, and subject to, the satisfaction of each of the following conditions precedent, on a date that is a Business Day not later than February 13, 2002 (such date of such conditions precedent being satisfied being referred to as the "Amendment Closing Date"):

        (a)  The Administrative Agent shall have received one or more counterparts of this Amendment duly executed and delivered by the Company, Samsonite Europe, each of the other Obligors and Applicable Entities listed on the signature pages hereto, the Administrative Agent, and the Majority Lenders.

        (b)  The Company shall have paid (and the Company hereby covenants and agrees to pay, subject to the effectiveness of this Amendment) to the Administrative Agent on the Amendment Closing Date, for the respective accounts of each of those Lenders that, as of the Amendment Closing Date, have duly executed and delivered counterparts of this Amendment to the Administrative Agent (the "Approving Lenders"), an amendment fee (the "Amendment Fee") in immediately available funds, which shall be equal to 0.50% (one-half of one percent) of the sum of (i) such Approving Lender's Domestic Term Loan Commitment Percentage of the then outstanding principal amount of the Domestic Term Loan and such Approving Lender's Foreign Term Loan Commitment Percentage of the then outstanding principal amount (expressed as a Dollar Equivalent amount) of the Foreign Term Loan, in each case if applicable, and (ii) the aggregate amount of such Approving Lender's then applicable Commitments.

        (c)  The Company shall have paid (and the Company hereby covenants and agrees to pay, subject to the effectiveness of this Amendment) to the Administrative Agent on the Amendment Closing Date, for the account of the Administrative Agent, certain fees set forth in the letter agreement between the Company and the Administrative Agent relating hereto (the "Amendment Fee Letter") in the amounts set forth in the Amendment Fee Letter. The Amendment Fee Letter shall have been duly executed and delivered by the Company and the Administrative Agent and shall be in full force and effect.

        (d)  All proceedings in connection with the transactions contemplated by this Amendment and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Administrative Agent and the Administrative Agent's Special Counsel, and the Administrative Agent and such counsel shall have received all such material information and all such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

        (e)  No Default or Event of Default shall exist or be continuing, and none shall exist, in each case after giving effect to the effectiveness of this Amendment, on and as of the Amendment Closing Date and the Effective Date.

        §4. Representations and Warranties.    Each of the Company and Samsonite Europe hereby repeats, on and as of the date of the execution and delivery hereof and the Effective Date, each of the representations and warranties made by it in §8 of the Credit Agreement after giving effect to this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement as amended hereby and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date, and except for such matters as have in each case been disclosed in writing by the Company to the Lenders and the Agents prior to the date of the execution and delivery hereof by the parties hereto), provided that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Company and Samsonite Europe hereby represents and warrants that the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of all of its respective agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of such Borrower, and have been duly authorized by all necessary corporate action on the part of such Borrower, and each further represents and warrants that the execution and delivery by such Borrower, of this Amendment and the performance by it of this Amendment and the transactions contemplated hereby will not contravene any material term or condition set forth in any material agreement or instrument to which it is a party or by which it is bound, including, in the case of the Company, but not limited to, the Subordinated Debt Documents and the 1998 Preferred Stock Documents.

        §5. Ratification, Etc.    Except as expressly provided for herein, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to, the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Borrowers under this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        §6. No Waiver.    Nothing contained herein shall constitute a waiver of, impair or otherwise adversely affect any Obligations, any other obligation of the Company or Samsonite Europe, or any rights of the Agents or the Lenders consequent thereon, except for the limited waivers expressly provided for herein.

        §7. Counterparts.    This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Delivery by any party of photocopies of the signed signature page of such party to this Amendment by facsimile telecopier shall be as effective as the delivery of manually executed counterparts of this Amendment by such party.

        §8. Governing Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, APPLICABLE TO TRANSACTIONS TO BE PERFORMED WHOLLY WITHIN SUCH STATE (WITHOUT REFERENCE TO CONFLICT OF LAWS).

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers or other applicable representatives thereunto duly authorized.

[Signature pages follow; remainder of this page intentionally left blank]

Signature Pages for Borrowers

        Each of the undersigned Borrowers hereby consents and agrees to all of the provisions of the foregoing Amendment:

The Company:	SAMSONITE CORPORATION
By:
	Name:	Richard H. Wiley
	Title:	Chief Financial Officer
Samsonite Europe:	SAMSONITE EUROPE N.V.
By:
	Name:	Luc Van Nevel
	Title:	Managing Director

Signature Pages for Obligors and Other Specified Persons Signatory Hereto

        Each of the undersigned Obligors and other Applicable Entities specified below hereby consents and agrees to all of the provisions of the foregoing Amendment:

SAMSONITE COMPANY STORES, INC.
By:
Name:	Richard H. Wiley
Title:	Secretary and Treasurer
MCGREGOR II, LLC
By:	Samsonite Corporation, its Sole Member
By:
	Name:	Richard H. Wiley
	Title:	Chief Financial Officer
C.V. HOLDINGS, INC.
By:
Name:	Richard H. Wiley
Title:	Secretary and Treasurer
SC INTERNATIONAL HOLDINGS C.V.
By:	C.V. Holdings, Inc., its General Partner
By:
	Name:	Richard H. Wiley
	Title:	Secretary and Treasurer

Signature Pages for Obligors and Other Specified Persons Signatory Hereto
(cont.)

SC DENMARK ApS
By:
Name:	Luc Van Nevel
Title:	Manager
By:
Name:	Richard H. Wiley
Title:	Manager
SAMSONITE CANADA INC.
By:
Name:	Thomas R. Sandler
Title:	President
SAMSONITE LATINOAMERICA, S.A. DE C.V.
By:
Name:	Thomas R. Sandler
Title:	Chairman of the Board

Signature Pages for Obligors and Other Specified Persons Signatory Hereto
(cont.)

SC DENMARK ApS
By:
Name:	Luc Van Nevel
Title:	Manager
By:
Name:	Richard H. Wiley
Title:	Manager
SAMSONITE CANADA INC.
By:
Name:	Thomas R. Sandler
Title:	President
SAMSONITE LATINOAMERICA, S.A. DE C.V.
By:
Name:	Thomas R. Sandler
Title:	Chairman of the Board

Signature Pages for Lenders

        The undersigned hereby consents and agrees to all of the provisions of the foregoing Amendment:

BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as a Lender
By:
Name:	Peter D. Griffith
Title:	Managing Director
BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:	Peter D. Griffith
Title:	Managing Director

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

FLEET NATIONAL BANK (formerly known as BankBoston, N.A.)
By:
Name:	James F. Lan
Title:	VP

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

FORTIS BANK N.V. (formerly known as Generale Bank)
By:
Name:
Title:
By:
Name:
Title:

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

FORTIS (USA) FINANCE LLC (formerly known as Generale (USA) Finance LLC)
By:
Name:
Title:
By:
Name:
Title:

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

FOOTHILL CAPITAL CORPORATION
By:
Name:	R. Michael Belranna
Title:	VP

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions af the foregoing Amendment:

FOOTHILL INCOME TRUST II, L.P.
By:	FIT II GP, LLC, its General Partner
By:
	Name:	R. Michael Belranna
	Title:	Managing Member

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

GENERAL ELECTRIC CAPITAL CORPORATION
By:
Name:	Rosalia Agresti
Title:	Senior Risk Manager

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

NATIONAL BANK OF CANADA
By:
Name:	Raymond L. Yager
Title:	V.P.

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

WELLS FARGO BANK WEST, NATIONAL ASSOCIATION (formerly known as Norwest Bank Colorado, National Association)
By:
Name:	Eric Rumple
Title:	Vice President

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research, as Investment Advisor
By:
Name:
Title:

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

OXFORD STRATEGIC INCOME FUND
By:	Eaton Vance Management, as Investment Advisor
By:
Name:
Title:

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

NORTH AMERICAN SENIOR FLOATING RATE FUND INC.
By:	Stanfield Capital Partners LLC, as its subadvisor
By:
	Name:	Gregory L. Smith
	Title:	Partner

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

NORTHWOODS CAPITAL, LIMITED
By:	Angelo, Gordon & Co., L.P., as Collateral Manager
By:
	Name:	John W. Fraser
	Title:	Managing Director

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

CYPRESSTREE INVESTMENT PARTNERS II, LTD.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager
By:
	Name:	P. Jeffrey Huth
	Title:	Principal

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

NORTHWOODS CAPITAL II, LIMITED
By:	Angelo, Gordon & Co., L.P., as Collateral Manager
By:
	Name:	John W. Fraser
	Title:	Managing Director

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management, as Investment Advisor
By:
Name:
Title:

Signature Pages for Lenders

        The undersigned Lender hereby consents and agrees to all of the provisions of the foregoing Amendment:

NORTHWOODS CAPITAL III, LIMITED
By:	Angelo, Gordon & Co,, L.P., as Collatera1 Manager
By:
	Name:	John W. Fraser
	Title:	Managing Director

QuickLinks

Exhibit 10.8
SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AND TERM LOAN AGREEMENT
Signature Pages for Borrowers
Signature Pages for Obligors and Other Specified Persons Signatory Hereto
Signature Pages for Obligors and Other Specified Persons Signatory Hereto (cont.)
Signature Pages for Obligors and Other Specified Persons Signatory Hereto (cont.)
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders
Signature Pages for Lenders